SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNATIONAL FIBERCOM, INC.
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

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    2) Form, Schedule or Registration No.

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
                          INTERNATIONAL FIBERCOM, INC.
                             3615 South 28th Street
                             Phoenix, Arizona 85040

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 10, 1998


         The 1998 Annual Meeting of Shareholders of International FiberCom, Inc. ("Company") will be held at Mesa Hilton Pavilion, 1011 West Holmes Avenue, Mesa, Arizona 85202, on July 10, 1998, at 7:30 a.m., Mountain Standard Time.

MATTERS TO BE VOTED ON:

         1.       Ratification   of  the   selection   of  BDO  Seidman  as  the
                  independent public accountants for the Company's fiscal year 1998;

         2.       Election of five directors;

         3.       Approve the amendment of the 1997 Stock Option Plan;

         4.       Approve the adoption of the Employee Stock Purchase Plan; and

         5. Any other matters that may properly come before the meeting or any adjournment thereof.

         The close of business on June 10, 1998 has been fixed as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote at this meeting is available at the offices of International FiberCom, Inc., 3615 South 28th Street, Phoenix, Arizona 85040, for examination by any shareholder.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

                                        By Order of the Board of Directors


                                        /s/ Joseph P. Kealy
                                        Joseph P. Kealy
                                        Chairman of the Board

Phoenix, Arizona
June 16, 1998

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

GENERAL INFORMATION .......................................................    1
     Who Can Vote .........................................................    1
     Voting by Proxies ....................................................    1
     How You May Revoke Your Proxy Instructions ...........................    1
     How Votes are Counted ................................................    1
     Cost of this Proxy Solicitation ......................................    2
     Attending the Annual Meeting .........................................    2

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL? ...........................    2

WHO SHOULD I CALL IF I HAVE QUESTIONS? ....................................    2

PROPOSALS .................................................................    3
     PROPOSAL NO. 1 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS ......    3
     PROPOSAL NO. 2 - ELECT FIVE DIRECTORS ................................    3
     PROPOSAL NO. 3 - APPROVE AMENDMENT OF THE 1997 STOCK OPTION PLAN .....    5
     PROPOSAL NO. 4 - APPROVAL OF ADOPTION OF THE EMPLOYEE STOCK PURCHASE
          PLAN ............................................................    7

ABOUT THE BOARD AND ITS COMMITTEES ........................................    8

ABOUT THE EXECUTIVE OFFICERS ..............................................   10

EXECUTIVE COMPENSATION ....................................................   12

OPTION GRANTS IN 1997 .....................................................   13

OPTION EXERCISES IN 1997 ..................................................   13

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT ..............   13

OWNERSHIP OF OUR COMMON STOCK .............................................   13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............................   15

SUMMARY OF THE STOCK OPTION PLANS .........................................   16

SUMMARY OF THE RESTRICTED STOCK PLANS .....................................   19

OTHER MATTERS .............................................................   19

SHAREHOLDER PROPOSALS .....................................................   19

ANNUAL REPORT .............................................................   19

EXHIBIT A - AMENDMENT OF 1997 STOCK OPTION PLAN

EXHIBIT B - EMPLOYEE STOCK PURCHASE PLAN

                                 PROXY STATEMENT

         Your vote is very important. For this reason, the Board of Directors is requesting that you allow your Common Stock to be represented at the Annual Meeting by the persons who are named on the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," "IFC" and the "Company" refer to International FiberCom, Inc. The Proxy Statement is first being sent to our shareholders on or about June 16, 1998.


                               GENERAL INFORMATION


Who Can Vote

You are entitled to vote your Common Stock if our records showed that you held your shares as of June 10, 1998. At the close of business on that date, 19,141,012 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. The enclosed Proxy Card shows the number of shares which you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

Voting by Proxies

If your Common Stock is held by a broker, bank or other nominee (i.e. in "street name"), you will receive instructions from it which you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your Common Stock by signing, dating and mailing the Proxy Card in the envelope provided. Of course, you can always come to the meeting and vote your shares in person. If you give us a proxy without giving specific voting instructions, your shares will be voted by the Proxies as recommended by the Board of Directors.

We are not now aware of any other matters to be presented at the Annual Meeting except for those described in this Proxy Statement. However, if any other matters not described in the Proxy Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your Common Stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions prior to that time.

How You May Revoke Your Proxy Instructions

To revoke your proxy instructions, you must advise the Secretary in writing before your Common Stock has been voted by the Proxies at the meeting, deliver later proxy instructions, or attend the meeting and vote your shares in person.

How Votes are Counted

The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. The Company will solicit proxies by mail, except for any incidental personal solicitation made by directors, officers and employees of the Company, for which they will not be paid.

Attending the Annual Meeting

If you are a holder of record and you plan to attend the Annual Meeting, please indicate this when you vote. If you are a beneficial owner of Common Stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a broker or bank showing your current ownership and ownership of the Company's shares on the record date are examples of proof of ownership. If you want to vote in person your Common Stock held in street name, you will have to get a proxy in your name from the registered holder.


                 WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?


Proposal 1: Ratification of Independent Public Accountants

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors. Therefore, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

Proposal 2: Election of Five Directors

The five nominees for director who receive the most votes will be elected. Therefore, if you do not vote for a nominee, or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count for or against any nominee.

Proposal 3: Approval of Amendment of the 1997 Stock Option Plan

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the increase in shares reserved for issuance and to change the manner in which shares are counted under the 1997 Stock Option Plan. Therefore, if you do not vote, or you "abstain" from voting, it has the same effect as if you voted against the proposal.

Proposal 4: Approval of the Employee Stock Purchase Plan

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the adoption of the Employee Stock Purchase Plan. Therefore, if you do not vote, or you "abstain" from voting, it has the same effect as if you voted against the proposal.


                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

         If you have questions about the Annual Meeting or voting, please call Terry W. Beiriger, our Secretary, at (602)941-1900.

                                    PROPOSALS

         PROPOSAL NO. 1 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Our Board of Directors, acting upon the recommendation of its Audit Committee, has selected the firm of BDO Seidman, 1900 Avenue of the Stars, 11th Floor, Los Angeles, CA, 90067, as independent accountants to examine the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1998, and to perform other appropriate accounting services. A resolution will be presented to the Annual Meeting to ratify this selection. The Company does not expect that representatives of BDO Seidman will be present at the Annual Meeting. The affirmative vote of a majority of the number of votes entitled to be cast by the Common Stock represented at the meeting is needed to ratify the selection. If the shareholders do not ratify the appointment of BDO Seidman, the selection of independent accountants will be reconsidered by the Board of Directors.

         For the year ended December 31, 1997, Semple & Cooper, LLP provided audit services to the Company, including examination of the annual consolidated financial statements of the Company, review of unaudited quarterly financial information, assistance and consultation in connection with filing the Company's Annual Report on Form 10-KSB with the Securities and Exchange Commission and other filings with the Commission, and consultation in connection with various audit-related and accounting matters. The Company does not expect that representatives of Semple & Cooper or BDO Seidman will be present at the annual meeting.

         Semple & Cooper referred the Company to BDO Seidman upon the conclusion of their audit of the financial statements for the year ended December 31, 1997, because of the increased size and complexity of the Company's operations. Semple & Cooper is a member of the BDO Seidman Alliance. Semple & Cooper had been the Company's independent accountants since 1992. None of the financial statements prepared by Semple & Cooper contained any adverse or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

         The Proxies will vote in favor of ratifying the selection of BDO Seidman unless instructions to the contrary are indicated on the accompanying proxy form.

               Your directors recommend a vote FOR Proposal No. 1

                      PROPOSAL NO. 2 - ELECT FIVE DIRECTORS


Number of Directors to be Elected

An entire Board of Directors, consisting of five directors, is to be elected at the Annual Meeting. Each Director elected will hold office until the next annual meeting and the election of their successors. If any director resigns or otherwise is unable to complete his or her term of office, the Board will elect another director for the remainder of the resigning director's term. The Company's Articles of Incorporation call for a Board consisting of not fewer than three nor more than nine members.

Vote Required - Cumulative Voting

Under Arizona law, when directors are to be elected to office each shareholder is entitled to cumulate votes. In order to cumulate his or her votes, a shareholder should multiply the number of votes that the shareholder is entitled to cast by the number of directors for whom the shareholder is entitled to vote and then cast the product for a single candidate or distribute the product among two or more candidates. At the annual meeting there will be five directors elected to the Board. If you multiply the number of shares you own by five, you will obtain the number of votes you are entitled to cast. The five individuals with the most number of votes are elected to office.

Nominees of the Board

The Board has nominated the following individuals to serve on the Board of Directors of the Company for the following year:

                           Joseph P. Kealy
                           Jerry A. Kleven
                           John F. Kealy
                           Richard J. Seminoff
                           V. Thompson Brown, Jr.

All of these nominees are currently serving on the Board. Each of the nominees has agreed to be named in this proxy statement and to serve if elected. Each of the incumbent nominees attended all of the meetings of the Board in the prior year.

See "Information about the Nominees" on the following page for information regarding each of the Nominees listed above

         We know of no reason why any of the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of Directors to be elected, as permitted by the Company's Bylaws.

                         INFORMATION ABOUT THE NOMINEES


Joseph P. Kealy
(Age 48)

Mr. Kealy has been the Chairman of the Company since May 1994 and the President and a director of the Company since September 1990. He was president of International Environmental Corporation, a former wholly-owned subsidiary of the Company, from its inception in 1987 until his resignation in March 1995 in connection with the sale of IEC. He has been involved in the construction business for 27 years in both field and management capacities. He spent the 15 years prior to joining the Company as the Arizona manager for a construction company. He attended college in Hastings, Nebraska and at Northern Arizona University.

Jerry A. Kleven
(Age 44)

Mr. Kleven is the President of Kleven Communications, Inc., one of the Company's principal subsidiaries. He has been involved in the construction industry since 1971 and is a member of various construction organizations in the United States. He has worked in all phases of Kleven's operations, including systems analysis, construction methodology and final estimate pricing.

John F. Kealy
(Age 53)

Mr. Kealy has been a Director of the Company since September 1990. He was the Executive Vice President and Secretary of the Company until March 1995 when he resigned in connection with his acquisition of IEC from the Company in 1995. He served as Chairman of the Company from September 1990 to May 1994. He formed IEC with his brother Joseph P. Kealy in 1987 and served as its chairman from its inception to May 1994. He has been the President and Chairman of IEC since January 1995. Mr. Kealy has been in the construction business for 30 years in both field and management capacities since becoming a construction manager in 1967. He ran construction company offices in Hastings, Nebraska, Farmington, New Mexico and Phoenix Arizona from 1974 to 1989. He attended Notre Dame University and graduated from Arizona State University in 1967 with a Bachelor of Science in Construction Management.

Richard J. Seminoff
(Age 51)

Mr. Seminoff has been a Vice President at Semco Enterprises, Inc., which is in the metal processing business, since May 1995. From April 1991 to April 1995, he has served as president of Amos, Lovitt, Touche & Seminoff, an insurance agency in Phoenix, Arizona. From 1979 to March 1991, he was employed by the Lasher Cowie Insurance Agency, Inc., one of the largest regional insurance agencies headquartered in Phoenix, Arizona. He was the president of that agency from 1984 to March 1991. Lasher-Cowie became a part of Hilb, Rogal and Hamilton Company, a publicly owned company. He resigned as president of Lasher-Cowie in March 1991.

V. Thompson Brown, Jr.
(Age 35)

Mr. Brown joined Concepts In Communications, Incorporated, a principal subsidiary of the Company, in 1986. He has been the president of the subsidiary since February 1997. From November 1987 to February 1997 he was the Operations Manager for Concepts. He is responsible for project administration, materials management and bid and sales supervision. Mr. Brown graduated from Vanderbilt University with a Bachelor of Engineering in 1984.

Your directors recommend a vote FOR the election of the five nominees under Proposal No. 2

        PROPOSAL NO. 3 - APPROVE AMENDMENT OF THE 1997 STOCK OPTION PLAN


Summary of the Amendment

The 1997 Stock Option Plan, attached hereto as Exhibit A, was approved by the shareholders at the 1997 Annual Meeting. The Board of Directors adopted an Amendment to the Plan in April 1998 which calls for an increase in the number of shares reserved for issuance upon exercise of options granted under the Plan and for two changes in the way the number of shares reserved for issuance are counted. The Company desires to take these actions because options to purchase all of the original 1,200,000 shares reserved for issuance under the Stock Option Plan have been granted.

     Addition of Shares

The number of shares reserved for issuance under the Plan is proposed to be raised from 1,200,000 to 3,200,000 shares.

     How Shares Are Currently Counted

Under the Plan as currently written, all grants of options are counted against the number of shares reserved for issuance. For example, if an employee is granted 5,000 options, 5,000 shares are taken from the reserved block and are therefore unavailable for future grants of options whether or not all 5,000 options are actually exercised for Common Stock.

     Net Exercise Shares Will No Longer Be Counted

An employee or director who has been granted options under the Plan may, if permitted by the Board of Directors, exercise those options by having shares withheld which have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax). See "Summary of the Stock Option Plans" beginning on Page 15. Under the Plan as originally approved, the withheld shares used to exercise the option would be counted against the reserved block of shares under the Plan. Under the Amendment, this would be changed so that the shares which are withheld to pay the option price of the remaining shares will be returned to the reserved block of shares available for grant under the Plan.

     Open Market Purchases to Replenish the Reserved Block

Also, under the Amendment, a new clause in the Plan would allow the reserved block of shares available for grant under the Plan to be replenished through open market purchases of Common Stock by the Company. For example, if the Company purchased 50,000 shares of Common Stock on the open market, the Board could, but does not have to, add these shares to the reserved block available for grant under the Plan. However, the reserved block of shares may never exceed 3,200,000 without further shareholder approval.

         The Amendment will not take effect unless it is approved by a vote of the majority of the outstanding shares of Common Stock. It is intended that the Proxies will vote for adoption of the Amendment unless instructions to the contrary are indicated on the accompanying proxy form.

 Your directors recommend a vote FOR amendment of the Plan under Proposal No. 3

                    PROPOSAL NO. 4 - APPROVAL OF ADOPTION OF
                        THE EMPLOYEE STOCK PURCHASE PLAN


Summary of the Employee Stock Purchase Plan

The Board adopted the Employee Stock Purchase Plan, attached hereto as Exhibit B, in July 1997. The Stock Purchase Plan provides eligible employees with the opportunity to acquire a stock ownership interest in the Company through periodic payroll deductions. The purpose of the Stock Purchase Plan is to provide a method whereby employees will have an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock.

     Shares Reserved and Eligibility

The Stock Purchase Plan has 2,000,000 shares of Common Stock reserved for issuance to eligible employees. Employees of the Company and its subsidiaries are eligible to participate in the Plan following ninety (90) days of continuous service with the Company.

     Oversight

The Compensation Committee of the Board administers the Stock Purchase Plan. It has the authority to interpret the provisions of the Stock Purchase Plan and to establish and amend rules for its administration subject to the Plan's limitations. This Compensation Committee is comprised of non-employee directors as required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

     Method of Payment and Stock Price

Eligible employees invest in the Stock Purchase Plan through regular payroll deductions of up to 15% of their gross base salary for each annual or semi-annual period of participation. However, no employee may purchase greater than $25,000 worth of the Company's Common Stock in any given calendar year. At each purchase date, payroll deductions are credited to an account established in each participating employee's name and shares of the Company's Common Stock are automatically purchased on behalf of that employee on the last business day of each purchase period at the lesser of 85% of the market price per share of Common Stock on (i) the commencement date of the purchase period or (ii) the purchase period termination date.

     Tax Consequences

Participating employees will be subject to taxation on any gain realized from the sale or other disposition of Common Stock that was acquired under the Stock Purchase Plan.

     Dilution Protection

If any change in outstanding shares of the Company occurs by reason of any stock split, combination of shares or other similar transaction affecting the outstanding Common Stock as a class, appropriate adjustments will be made to the maximum number of shares issuable under the Stock Purchase Plan.

     Amendment and Termination of the Plan

The Board may amend or terminate the Stock Purchase Plan at any time. However, the Board does not have the power to increase the number of shares available for issuance, amend the requirements as to the class of employees eligible to participate, or materially increase the benefits which may accrue to participants under the Stock Option Plan without shareholder approval. No termination, modification or amendment of the Stock Purchase Plan can adversely affect the rights of an employee under the Plan without that employee's consent.

Shares Purchased to Date Under the Stock Purchase Plan

To date, eligible employees have purchased 104,036 shares of the company's Common Stock under the Stock Purchase Plan. These purchases are subject to the approval of the Stock Purchase Plan by shareholders at the Annual Meeting.

         The Employee Stock Purchase Plan will not take effect unless it is approved by a vote of the majority of the outstanding shares of Common Stock. It is intended that the Proxies will be voted for adoption of the Stock Purchase Plan unless instructions to the contrary are indicated on the accompanying proxy form.

  Your directors recommend a vote FOR adoption of the Plan under Proposal No. 4

                       ABOUT THE BOARD AND ITS COMMITTEES


The Board

The Company is governed by a Board of Directors and various committees of the Board which meet throughout the year. The Board of Directors held two meetings and acted by unanimous written consent 18 times during 1997. Directors discharge their responsibility throughout the year at Board and committee meetings and also through considerable telephone contact and other communications with the Chairman and others regarding matters of concern and interest to the Company. All directors attended all Board meetings during 1997.

Committees of the Board

The Board has two principal committees, the Compensation Committee and the Audit Committee. The function of each of these committees is described below along with the current membership and number of meetings held during 1997.

     Compensation Committee

The Compensation Committee has three primary functions. First, it reviews the performance of the Company's principal executive officers on an annual basis. The results of this review are then reported to the Board with a recommendation from the Committee regarding the compensation packages awarded to these officers. Second, the Compensation Committee reviews the compensation paid to outside directors for service on the Board and for service on committees of the Board. Finally, the Committee reviews the level and extent of applicable benefits provided by the Company with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits.

The Compensation Committee held two meetings, at which both members were present, and acted by unanimous written consent twice during 1997.

In 1997 the Board elected Edwin L. King and Richard J. Seminoff to the Compensation Committee. Mr. King resigned from the Board in October 1997 and was replaced at that time by John F. Kealy, who also assumed Mr. King's duties on the Compensation Committee. See "Compensation Committee Interlocks and Insider Participation" in the following section.

     Audit Committee

The Audit Committee has several functions. First, it receives reports with respect to loss contingencies that may require public disclosure or financial statement notation. Second, it performs an annual review and examination of those matters that relate to a financial and performance audit of the Company's employee plans. Third, it recommends to the Board the selection, retention and termination of the Company's independent accountants. Fourth, it reviews the professional services, proposed fees and independence of the nominated accountants. And finally, it provides for the periodic review and examination of management performance in selected aspects of corporate responsibility.

The Audit Committee held two meetings during fiscal 1997, at which both members were present.

In 1997 the Board elected Edwin L. King and Richard J. Seminoff to the Audit Committee. Mr. King resigned from the Board in October 1997 and was replaced at that time by John F. Kealy.

Compensation Committee Interlocks and Insider Participation

Messrs. King and Seminoff served as members of the Compensation Committee during the last fiscal year. Mr. King resigned from the Board of Directors in October 1997. Prior to that time each of Messrs. King and Seminoff had served in that capacity since they were appointed in August 1994. No action has been taken by the Compensation Committee since Mr. King's resignation from the Board. John F. Kealy took the place of Mr. King on the Compensation Committee and the Audit Committee in October 1997. Each member of the Compensation Committee has been, and will be, a non-employee director for purposes of administering the Plan under Rule 16b-3.

Director Compensation

Directors currently receive no cash compensation for their services in that capacity. Reasonable out-of-pocket expenses may be reimbursed to directors in connection with attendance at meetings. In January 1997, the Company granted 30,000 options each to Edwin L. King, Richard J. Seminoff and John F. Kealy under the 1997 Stock Option Plan to purchase shares of Common Stock at a price of $.9375 per share. In April 1997, the Company granted 20,000 options to each of the same individuals under the 1997 Stock Option Plan to purchase shares of Common Stock at a price of $1.47 per share. All of these options are exercisable until May 1, 2002.

Limitation of Liability of Directors

     Arizona Corporate Law

Arizona Law permits the inclusion of a provision in the articles of incorporation of a corporation limiting or eliminating the potential monetary liability of directors to a corporation or its shareholders by reason of their conduct as directors. These sections do not permit any limitation on, or the elimination of, liability of a director for disloyalty to his corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of the law, obtaining an improper personal benefit or paying a dividend or approving a stock repurchase that was illegal under Arizona law. Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by the Arizona law apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

Limitation of Liability for Company Directors

The Articles of Incorporation of the Company eliminate the personal monetary liability of directors to the extent allowed under Arizona law. A shareholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit or an illegal dividend or stock repurchase, and not "negligence" or "gross negligence" in satisfying the director's duty of care. This provision in the Articles of Incorporation applies only to claims against a director arising out of his role as a director and not in any other capacity or to his responsibilities under any other law, such as the federal securities laws.

                          ABOUT THE EXECUTIVE OFFICERS

         Joseph P. Kealy, Jerry A. Kleven, Terry W. Beiriger and Douglas N. Kimball are the principal executive officers of the Company. For information regarding Messrs. Kealy and Kleven please refer to "Information About the Nominees" beginning on Page 4. All executive officers are appointed by and serve at the discretion of the Board for continuous terms.


Terry W. Beiriger
(Age 46)

Mr. Beiriger is the Principal Financial Officer, Controller, Treasurer and Secretary of the Company. Mr. Beiriger has served as the Principal Financial Officer and Controller of the Company since September 1990, as Treasurer since July 1996, and as Secretary since March 1995. In 1979 he became the controller of Kealy Construction Company, which was owned by Joseph P. Kealy and John F. Kealy. From 1974 to 1979, he was employed as a U.S. Internal Revenue Service agent specializing in the audits of medium-sized corporations. Mr. Beiriger graduated from Hastings College in Nebraska in 1974 with a Bachelor of Science in Business Administration.

Douglas N. Kimball
(Age 43)

Mr. Kimball joined the Company in late 1997 and became its Chief Operating Officer in early 1998. From 1995 until joining the Company he held various executive officer positions, and most recently as Vice President, Operations, at American Environmental Network, Inc., an environmental testing firm. Prior to that he was a self-employed consultant in the Metro-NY area. From 1987-1989 he served as the Treasurer, Vice President Finance and Chief Financial Officer of Mayor's Jewelers, Inc. in Coral Gables, Florida. Mr. Kimball has also served as the Executive Vice President and as a director of American Trade and Finance Corp., a Boston based venture firm; as Vice President, Finance, Secretary and Treasurer of Enseco Incorporated, a public environmental company; and as an audit manager for the Boston Office of Touche Ross & Co. Mr. Kimball graduated with a liberal arts degree from Dartmouth College in 1976 and earned a masters of science in accounting from Northeastern University in 1978.

                             EXECUTIVE COMPENSATION

         The following table sets forth all cash compensation paid by the Company to the chief executive officer and the most highly compensated executive officers and key employees whose total remuneration exceeded $100,000 for services rendered in all capacities to the Company during the last three completed fiscal years.

                                                                                   Long Term
                                                                                 Compensation
                                                                                    Awards
                                                                             ---------------------
                                                          Annual                  Securities
Name and Principal                                    Compensation/               Underlying                  All Other
Positions                             Year            Salary & Bonus            Options (#)(4)             Compensation (3)
------------------------------      ---------      --------------------      ---------------------      ----------------------
Joseph P. Kealy                       1997              $146,680                    740,000                    $9,600
President and Chairman of
the Board                             1996               117,092                    165,000                     9,600

                                      1995                96,936                                                9,600

Terry W. Beiriger                     1997                76,997                    170,000                     9,600
Principal Financial
Officer,  Secretary and               1996                75,154                     65,000                     9,600
Treasurer
                                      1995                71,922                                                9,600

Jerry A. Kleven                       1997               146,060                    120,000                    10,000
Executive Vice President
and Director                          1996               150,000                     70,000                    10,000

                                      1995               150,000                                               10,000

V. Thompson Brown, Jr.                1997               190,879 (2)                 70,000                     9,600
Director
                                      1996                78,843

                                      1995                75,158

----------------------

(1) In August 1994 the Company entered in to a five-year employment agreements with Joseph P. Kealy, Jerry A. Kleven and Terry W. Beiriger providing for an annual base salary of $150,000 for Messrs. Kealy and Kleven and, as subsequently amended, $104,000 for Mr. Beiriger, effective in 1998.

(2) Of the total compensation payed to Mr. Brown during 1997, $70,000 is attributable to forgiveness of a loan made by Concepts to Mr. Brown prior to the Company's acquisition of Concepts.

(3) The amounts set forth in this column are the automobile allowances received by the persons in the table under the respective employment agreements.

(4) The exercise price of all stock options granted were at least equal to the fair market values of the Company's Common Stock on the date of grant.

                              OPTION GRANTS IN 1997

      The following executive officers were granted stock options under and outside of the Option Plans by the Company in Fiscal 1997 in recognition of their past contributions to the Company. In each case, the option price was in excess of the fair market value of the Common Stock on the date of grant.

                                                          Percentage of Total
                                 No. of Shares              Shares for which
                                  Underlying               Options Granted to           Exercise
         Name                   Options Granted              Employees (1)               Price              Expiration Date
-----------------------      ---------------------      ------------------------      ------------       ---------------------
Joseph P. Kealy                    400,000 (2)                    66.4                   $3.00              August 14, 2004
                                   300,000 (3)                                           .9375                  May 1, 2002
                                    40,000 (3)                                            1.47                July 20, 2002

Jerry A. Kleven                    100,000 (3)                    10.8                   .9375                  May 1, 2002
                                    20,000 (3)                                            1.47                July 20, 2002

Terry W. Beiriger                   50,000 (2)                    15.2                    3.00              August 14, 2004
                                   100,000 (3)                                           .9375                  May 1, 2002
                                    20,000 (3)                                            1.47                July 20, 2002

----------------------

(1) Percentages represent total percentages for fiscal 1997 including all grants under and outside of the Option Plans listed for each person.

(2)      Options became exercisable on December 1, 1997.

(3)      Options became exercisable on July 21, 1997.

                            OPTION EXERCISES IN 1997

         There were no exercises of outstanding stock options in Fiscal 1997.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such officers, directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. During the last year Messrs. Beiriger, Brown, Kleven and John Kealy each failed to file one report on Form 4 in a timely fashion, each of which should have contained disclosure regarding one transaction. All of such transactions have subsequently been reported on Form 5.

                          OWNERSHIP OF OUR COMMON STOCK

         The following table sets forth information, as of May 29, 1998 with respect to the number of shares of Common Stock of the Company beneficially owned by individual directors, by all directors and officers of the Company as a group, and by persons known by the Company to own more than 5% of the Company's Common Stock. The Company has no other class of voting stock outstanding.

               Name of Beneficial                               Number                            Percent of
                Owner and Address                            of Shares (1)                    Common Stock Owned
-------------------------------------------------      -------------------------      ----------------------------------
Joseph P. Kealy                                              1,267,088 (2)                            6.21
3615 S. 28th Street
Phoenix, Arizona  85040

John F. Kealy                                                  276,711 (3)                            1.45
520 South 52nd Street
Tempe, Arizona  85281

Jerry A. Kleven                                                251,874 (4)                            1.30
3615 S. 28th Street
Phoenix, Arizona  85040

Terry W. Beiriger                                              251,206 (5)                            1.30
3615 S. 28th Street
Phoenix, Arizona  85040

Richard J. Seminoff                                            105,000 (6)                             *
5050 North 40th Street
Suite 220
Phoenix, Arizona  85018

V. Thompson Brown, Jr.                                          84,222 (7)                             *
5714 Charlotte Avenue
Nashville, Tennessee 37209

Wallace E. Sapp                                              2,346,661 (8)                           12.30
Edna M. Sapp
1940 Highway 71 So.
Marianna, Florida 32446

Liviakis Financial Communications, Inc.                      1,650,000 (9)                            8.65
2420 "K" Street
Suite 220
Sacramento, California  95816

All directors and                                            2,236,101                               10.71
officers as a group
(six persons)

----------------------

* Less than 1%

(1) The shareholder listed has sole voting and investment power with respect to the shares listed.

(2) Includes options to purchase 1,035,000 shares of Common Stock which are presently exercisable. Does not include options to purchase 20,000 shares of Common Stock granted under the 1997 Stock Option Plan, which grants do not become effective until approval of the Amendment to the Plan at the Annual Meeting.

(3) Includes options to purchase 85,000 shares of Common Stock which are presently exercisable. John Kealy disclaims beneficial ownership of an additional 1,500 shares owned by his immediate family.

(4) Includes options to purchase 195,000 shares of Common Stock which are presently exercisable. Does not include options to purchase 20,000 shares of Common Stock granted under the 1997 Stock Option Plan, which grants do not become effective until approval of the Amendment to the Plan at the Annual Meeting.

(5) Includes options to purchase 240,000 shares of Common Stock which are presently exercisable. Terry Beiriger disclaims beneficial ownership of an additional 9,450 shares owned by his immediate family. Does not include options to purchase 20,000 shares of Common Stock granted under the 1997 Stock Option Plan, which grants do not become effective until approval of the Amendment to the Plan at the Annual Meeting.

(6) Includes options to purchase 105,000 shares of Common Stock which are presently exercisable.

(7) Includes options to purchase 75,000 shares of Common Stock. which are presently exercisable. Does not include options to purchase 20,000 shares of Common Stock granted under the 1997 Stock Option Plan, which grants do not become effective until approval of the Amendment to the Plan at the Annual Meeting.

(8) Includes options to purchase 215,000 shares of Common Stock which are presently exercisable. Wallace E. Sapp and Edna M. Sapp hold such shares jointly with right of survivorship. Wallace E. Sapp and Edna M. Sapp were the sole shareholders of the former Southern Communications Products, Inc., a Florida corporation. The Company purchased all or substantially all of the assets of such company in December 1997. Wallace E. Sapp remains an employee of the Company's subsidiary, SCP.

(9) Represents options to purchase 1,650,000 shares of Common Stock granted to Liviakis which are presently exercisable. Excludes options to purchase 550,000 shares of Common Stock granted to Robert Prag over which Liviakis disclaims beneficial ownership. Liviakis performs financial consulting services for the Company pursuant to a consulting agreement effective as of November 5, 1996. Such consulting agreement was extended in December 1997 through June 30, 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Commencing in 1989 the Company advanced funds to Wings Limited Partnership ("Wings"), the partners of which included Joseph P. Kealy, John F. Kealy and Joseph W. Zerbib, a former principal shareholder of the Company. In 1993, these persons and their spouses assumed the Wing's obligation by executing a promissory note in the principal amount of $396,732, plus accrued interest. Such individuals secured the note by pledging 267,000 shares of their Common Stock to the Company. In June 1996, Mr. Zerbib paid $108,035 representing his pro-rata share of the principal and accrued interest on the note. Upon such payment the Company released him and his spouse from their obligations under the note and 107,000 shares of Common Stock that they had pledged to secure the note. The total principal and accrued interest due as of December 31, 1997 was $166,108, and the maturity date of the note has been extended to December 31, 1998.

      At December 31, 1994 Jerry A. Kleven, Brad J. Kleven and Ronald Abeyta owed the Company $81,656, $108,400 and $68,634, respectively, as a result of advances made by the Company to such individuals in fiscal 1994. The advances were represented by secured promissory notes bearing interest at 7% per annum, which notes were due and payable in full on or before December 31, 1995. Also, at December 31, 1994 International FiberCon, Inc., a California corporation ("FiberCon"), in which Jerry A. Kleven, Brad J. Kleven and Ronald Abeyta owned a majority interest, owed the Company $210,000 as the result of advances made by the Company to FiberCon. These individuals personally guaranteed FiberCon's payment of the promissory note. FiberCon failed to make the required payments on the note and the Company requested payment from the guarantors under their respective guarantees of the note. In 1995 Jerry A. Kleven paid the sum of $100,000 toward his note and his pro rata portion of the guarantee of the FiberCon note. The remaining balance due of $63,497 was consolidated into a new note on December 31, 1995. The Company did not receive a payment from either Brad Kleven or Ronald Abeyta, who resigned as officers of the Company in 1996, on their respective notes or guarantees under the FiberCon note and therefore filed suit against each of such individuals in 1996 demanding full payment of the principal and accrued interest on the notes. On January 15, 1998, the Company entered into a settlement agreement and mutual release with Brad Kleven and Ronald Abeyta whereby all claims and counterclaims were dismissed by all parties. As a part of such agreement these individuals agreed to five-year non-compete arrangements with the Company. As such, the receivables balance was converted to covenants not to compete and amortized over a five-year period.

                        SUMMARY OF THE STOCK OPTION PLANS


Summary of the 1994 and 1997 Stock Option Plans

The Board adopted the 1997 Stock Option Plan in January 1997 and the 1994 Stock Option Plan in May 1994. There were originally 1,200,000 shares of Common Stock for issuance upon exercise of options granted under the 1997 Plan and 441,707 shares under the 1994 Plan. For the purposes of this summary, unless otherwise stated, "Plans" will refer to both the 1994 and 1997 Stock Option Plans.

The 1994 Plan  authorized  the Company to grant to key  employees of the Company
(i) incentive stock options to purchase shares of Common Stock and (ii) non-qualified stock options to purchase shares of Common Stock. The 1997 Plan allowed the issuance of both types of stock options to key employees and directors.

     Objectives

The objectives of the Plans are to provide incentives to key employees, and also to directors in the case of the 1997 Plan, to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. Persons eligible to be granted incentive stock options under the Plans will be those employees of the Company whose performance, in the judgment of the Compensation Committee, can have significant effect on the success of the Company.

     Oversight

The Compensation Committee of the Board administers the Plans by making initial determinations and recommendations to the Board regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations. This Compensation Committee is comprised of non-employee directors as required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

     Types of Grants

Although the Plans do not specify what portion of the awards may be in the form of incentive stock options or non-statutory options, historically a substantially greater number of non-statutory stock options have been awarded under the Plans. The Company anticipates that, if the Plans are amended as proposed, a greater number of incentive, rather than non- statutory, options will be granted in the future. Incentive stock options awarded to employees of the Company are qualified stock options under the Internal Revenue Code.


Statutory Conditions on Stock Options

     - exercise price

Incentive stock options granted under the Plans must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of the Company's stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have exercise prices as determined by the Compensation Committee or the Board.

     - dollar limit

The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year, cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options which may be exercisable for the first time during any calendar year.

     - expiration

Any option granted under the Plans will expire at the time fixed by the Committee, which cannot be more than ten years after the date it is granted date or, in the case of any person who owns more than 10% of the combined voting power of all classes of the Company's stock or of any subsidiary corporation, not more than five years after the date of grant.

     - exerciseability

The Compensation Committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, the Compensation Committee may accelerate the exerciseability of any option at its discretion.

     - assignability

Options granted under the Plans are not assignable. Incentive Stock Options may be exercised only while the optionee is employed by the Company or within twelve months after termination by reason of death, within twelve months after the date of disability, or within three months after termination for any other reason.

Payment Upon Exercise of Options

Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of the Company's Common Stock.

Tax Consequences of Options

An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Stock Option Plan.

An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price. An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise. If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock.

An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferrable or are not subject to a substantial risk of forfeiture.

The Company and its subsidiaries will be entitled to deductions for federal income tax purposes as a result of the exercise of a nonstatutory option and the disqualifying sale or disposition of incentive stock options in the year and the amount that the employee recognizes ordinary income as a result of such disqualifying disposition.

                      SUMMARY OF THE RESTRICTED STOCK PLANS


Summary of the 1994 and 1997 Restricted Stock Plans

The Company adopted the 1997 Restricted Stock Plan in July 1997 and the 1994 Restricted Stock Plan in May 1994. For the purposes of this summary, unless otherwise stated, "Plans" will refer to both the 1994 and 1997 Restricted Stock Plans. Under the Plans, shares of Common Stock of the Company are reserved, in such amounts as determined by the Board, for issuance as part of the total shares reserved under the Stock Option Plans described above. The Plans authorize the grant of shares of Common Stock to key employees, consultants, researchers and to members of the Board. The Compensation Committee of the Board administers the Plans by making initial determinations and recommendations to the Board regarding the persons to whom shares of Common Stock should be granted and the terms of the awards. It also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations. As of the date hereof, no shares have been granted under the Plans.

                                  OTHER MATTERS

         The Company's Board is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy on such matters in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder desiring to have a proposal included in the Company's proxy statement for its 1999 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to the Company's principal executive offices not later than February 27, 1999.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB with certified financial statements required to be filed for the fiscal year ended December 31, 1997, accompanies this Notice and Proxy Statement and was mailed to all shareholders of record on or about June 16, 1998. Any exhibit to the annual report on Form 10-KSB will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of the Company's Common Stock on June 10, 1998. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                                                                       EXHIBIT A


                          INTERNATIONAL FIBERCOM, INC.

                           FIRST AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN


The following definitions shall be applicable throughout the Plan:

         (a)      "Board" means the Board of Directors of the Company.

         (b) "Articles of Incorporation" means the Company's Articles of Incorporation, as amended or restated from time to time.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any rules or regulations under such Section.

         (d)  "Committee"  means  the  committee   appointed  by  the  Board  to
administer the Plan as referred to in Article V.

         (e) "Commission" means the Securities and Exchange Commission or any successor agency.

         (f)  "Company"   means   International   FiberCom,   Inc.,  an  Arizona
corporation.

         (g) "Date of Grant" means the date on which the granting of an Option is authorized by the Board or such later date as may be specified by the Board in such authorization as referred to in Article V.

         (h) "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article IX.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         (j) "Fair Market Value" is defined in Article IV.

         (k) "Holder" means an employee of the Company or a Subsidiary who has been granted an Option.

         (l) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of ss.422 of the Code.

         (m) "Non-Employee Director" means a member of the Board who qualifies as a "Non- Employee Director" as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act or any successor definition adopted by the Commission.

         (n) "Non-Incentive Options" means an Option which is not an Incentive Stock Option

         (o) "Normal Termination" means termination at retirement pursuant to the Company or Subsidiary retirement plan then in effect.

         (p) "Option" means an award granted under Article IX of the Plan and includes both Non- Incentive Options and Incentive Stock Options.

         (q) "Plan" means this 1997 Stock Option Plan.

         (r) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

         (s) "Share" means a share of Stock.

         (t) "Stock" means common stock of the Company as described in the Articles of Incorporation.

         (u) "Subsidiary" means "subsidiary corporation" as defined in ss.424(f) of the Code.

         (v) "Termination" means separation from employment with the Company or any of its Subsidiaries for any reason except due to death.

         (w) "Treasury" means the Department of the Treasury of the United States of America.


                                   ARTICLE I.

                       Designation and Purpose of the Plan
                       -----------------------------------

         The Plan shall be known as the "International FiberCom, Inc. 1997 Stock Option Plan." The purpose of the Plan is to provide additional incentives to Employees and Non-Employee Directors of the Company to achieve financial results aimed at increasing shareholder value and to attract and retain the best available personnel for positions of responsibility within the Company through the grant of options to purchase shares of the Company's Common Stock. The Plan was approved by the Shareholders on July 21, 1997 and was amended by the Board, subject to the approval by the shareholders of the Company, on April 2, 1998. Subject to the determination of the Board or a Committee appointed by the Board, Options granted under this Plan may be Incentive Stock Options or Non-Incentive Options.

                                   ARTICLE II.

                          Shares Available for Purchase
                          -----------------------------

         A maximum of 3,200,000 authorized but unissued shares of the Company's common stock may be issued upon the exercise of Options granted pursuant to the Plan. Shares reserved for issuance shall be deemed to have been used in the exercise of Options whether actually delivered or whether the Fair Market Value equivalent of such Shares is paid in cash. If an Eligible Employee pays the exercise price of any given Option by having shares withheld which, upon exercise, would have a Fair Market Value at the time the Option is exercised equal to the Option price, then the withheld shares will not be deducted from those shares reserved for issuance under the Plan. Also, if the Company, at any time during the effective period of this plan, repurchases Shares on the open market, then the Board may, but is not required to, add such Shares to the pool of Shares reserved for issuance under this Plan. However, the number of shares authorized for issuance under the Plan may never exceed 3,200,000 at any given time.

         In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the Shares subject to, but not delivered under such Option shall become available for other Options which may be granted under the Plan; or shall be available for any other lawful corporate purpose.


                                  ARTICLE III.

                         Limit on Value of Option Shares
                         -------------------------------

         In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such Option is granted) of the Shares with respect to which the Incentive Stock Option is exercisable for the first time by an individual during any calendar year (under all plans of the Company) shall not exceed $100,000.


                                   ARTICLE IV.

                       Determination of Fair Market Value
                       ----------------------------------

         As used herein the term "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value determined by the Board or any Committee appointed in accordance with Article VI hereof in good faith using a generally accepted valuation method and, in the case of an incentive stock option, determined in accordance with applicable Treasury regulations; provided, however, that where there is a public market for the common stock of the Company, the Fair Market Value per share shall be the mean of the final bid and asked prices of the Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the option, as reported in The Wall Street Journal.

                                   ARTICLE V.

                       Stock Options and Option Agreements
                       -----------------------------------

         (a) Stock Options under the Plan may be of two types: Incentive Stock Options and Non- Incentive Options. Any Stock Option granted under the Plan will be in such form as the Board may from time to time approve. The Board will have the authority to grant any optionee Incentive Stock Options, Non-Incentive Options or both types of Options. The Date of Grant of an Option will be the date the Board by resolution selects an individual to be a participant in any grant of an Option, determines the number of Shares to be subject to such Option to be granted to such individual and specifies the terms and provisions of the Option. Incentive Stock Options may only be granted to Eligible Employees. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it will be deemed to be a Non- Incentive Option. The Board may grant Non-Incentive Options to Non-Employee Directors under the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options will be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under ss.422 of the Code or, without the consent of the optionee, to disqualify any Incentive Stock Option under such ss.422.

         (b) Each Option granted under the Plan shall be evidenced by an option agreement ("Option Agreement"), which shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Incentive Option, or both and shall be signed by an officer of the Company on behalf of the Company and by the employee who was granted the Option and which shall contain such provisions as may be approved by the Board or any Committee appointed by the Board according to Article VI. The provisions shall be subject to the following terms and conditions:

                  (i) Any Option or portion thereof that is exercisable shall be exercisable as to such number of Shares and at such times as set forth in the Stock Option Agreement, except as limited by the terms of the Plan heretofore;

                  (ii) Every Share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any Share, when the Holder purchases the Share, or when the Option lapses;

                  (iii) Options shall not be transferable by the Holder except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order and shall be exercisable during the Holder's lifetime only by the Holder; and

                  (iv) An unexpired Option shall become immediately  exercisable
         (1) automatically on the Holder's Normal Termination, (2) at the discretion of the Board, in whole or in part, on the date the Holder becomes eligible to receive early retirement benefits, as defined under the retirement plan of the Company then in effect, (3) upon any change in control of the Company, and (4) under such other circumstances as the Board may direct.

         (c) The Option Agreements shall constitute binding contracts between the Company and the employee. Every employee, upon acceptance and execution of such option agreement, shall be bound by the terms and conditions of this Plan and of the Option Agreement.

         (d) The  terms  and  conditions  of the  Option  Agreement  shall be in
accordance   with  this  Plan,  but  may  include   additional   provisions  and
restrictions, provided that the same are not inconsistent with the Plan.


                                   ARTICLE VI.

                     Compensation and Stock Option Committee
                     ---------------------------------------

         The Plan shall be administered by the Board or a Committee appointed by the Board in accordance with Rule 16b-3 of the Exchange Act ("Rule 16b-3"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director and (ii) is an "outside director" as defined in ss.162(m)(4) of the Code. To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Article VI.

         The Board shall, from time to time, in its discretion, determine which of the Eligible Employees are to be granted Options and the form, amount and timing of such Options and, unless otherwise provided herein, the terms and provisions thereof and the form of payment of an Option, if applicable, and such other matters specifically delegated to It under this Plan. Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan and Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. A quorum of the Board shall consist of a majority of its members and the Board may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Board. No member of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option granted hereunder.


                                  ARTICLE VII.

                                  Option Price
                                  ------------

         The Option price at which Shares may be purchased under an Option granted pursuant to this Plan shall be set by the Board, but shall in no instance be less than the Fair Market Value of such

Shares on the Date of Grant in the case of Incentive Stock Options. Such Fair Market Value shall be determined by the criteria set forth in Article IV hereof. The Option price will be subject to adjustments in accordance with provisions of
Article X herein.

         In the event that an employee granted an Incentive Stock Option hereunder owns, directly or indirectly, immediately after such grant, more than 10% of the total combined voting power of all classes of the issued and outstanding stock of the company, the option price shall be at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.


                                  ARTICLE VIII.

                               Exercise of Option
                               ------------------

         (a) Subject to the provisions of Articles VII and IX the period during which each Option may be exercised shall be fixed by the Board at the time such Option is granted, subject to the following rules:

                  (i) such Option is granted within ten (10) years from the date the Plan is adopted, or the date such Plan is approved by the stockholders, whichever is earlier;

                  (ii) such Option by its terms is not exercisable after the expiration of ten (10) years (in the case if Incentive Stock Options, not to exceed five years for Eligible Employees owning 10% or more of the combined voting power of all classes of stock of the Company) from the Date of Grant as shall be set forth in the Stock Option Agreement relating to such grant; and,

                  (iii) such Option by its terms states that a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution and pursuant to a qualified domestic relations order.

         (b) An Option shall lapse under the following circumstances:

                  (i) Ten (10) years after it is granted, three months after Normal Termination, twelve months after the date of Termination if due to permanent disability, three months after any other Termination or any earlier time set by the grant.

                  (ii) If the Holder dies within the Option period, the Option shall lapse unless it is exercised within the Option period and in no event later than twelve months after the date of his death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such

         Option or shall die  intestate,  by the person or persons  entitled  to
         receive  said  Option  under  the   applicable   laws  of  descent  and
         distribution.

                  (iii) Notwithstanding the foregoing, in no event shall the period of exercise be less than thirty days after Normal Termination or the death of the Holder; provided, however, that in no event shall an Incentive Stock Option be exercised more than ten years after the Date of Grant.

         (c) No Shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations, as may be deemed by the Board to be applicable, are satisfied and until payment in full of the option price specified in the applicable Stock Option Agreement is received by the Company. No employee shall be deemed to be an owner of any Shares subject to any Option unless and until the certificate or certificates for them have been issued, as reflected on the stock record and transfer books of the Company.


                                   ARTICLE IX.

                                   Eligibility
                                   -----------

         All employees of the Company, including officers and directors who are salaried employees, shall be Eligible Employees eligible to participate under this Plan. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of the employee to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to Options granted to employees. Employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.


                                   ARTICLE X.

                       Capital Adjustments Affecting Stock
                       -----------------------------------

         (a) If the outstanding Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of Shares, recapitalization, merger, consolidation, or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price and the Board may make any other adjustments as the Board deems appropriate for purposes of the Plan. The determination of the Board as to the terms of any adjustment shall be conclusive except to the extent governed by Treasury regulations applicable to Incentive Stock Options.

         (b) In the event of a liquidation or dissolution of the Company, sale of all or substantially all of its assets, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving corporation, or any merger or other reorganization in which the Company is the surviving corporation but the holders of its Stock receive securities of another corporation, or in the event a person makes a tender offer to the stockholders of the Company, the Board may, but need not, accelerate the time at which unexercised Options may be exercised. Nothing herein contained shall prevent the substitution of a new Option by the surviving or acquiring corporation.


                                   ARTICLE XI.

                      Amendments, Suspension or Termination
                      -------------------------------------

         (a) The Board shall have the right, at any time, to amend, suspend or terminate the Plan, and if suspended, reinstate the Plan in whole or in part in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan which:

                  (i) Increase the total number of Shares for which Options may be granted under this Plan for all employees or for any one of them except as provided in Article X;

                  (ii) Change the minimum purchase price for the optioned Shares, except as provided in Article X;

                  (iii) Affect outstanding Options or any unexercised rights thereunder, except as provided in Article VIII;

                  (iv) Extend the option period provided in Article VIII or make an Option exercisable earlier than as specified in Article VIII; or

                  (v) Extend the termination date of the Plan.

         (b) The Board shall also have the right, with the express written consent of an individual participant, to cancel, reduce or otherwise alter such participant's outstanding Options under the Plan.

         (c) Any such amendment, termination, suspension, cancellation, reduction or alteration shall be further approved by the shareholders of the Company if such approval is required to preserve or comply with any exemption, whether under Rule 16b-3 or otherwise, from Section 16(b) of the Exchange Act or to preserve the status of Incentive Stock Options within the meaning of ss.422 of the Code.

                                  ARTICLE XII.

                        Effective Date, Term and Approval
                        ---------------------------------

         The effective date for this Amended Plan shall be upon approval by the stockholders. Options may be granted as provided herein for a period of ten years after such date unless an earlier termination date after which no Options may be granted under the Plan is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms. The grant of any Options under the Plan is effective only upon approval of the Plan by the stockholders. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements, and regulations of any governmental authority or securities exchange which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the Holder of an Option shall not be entitled to exercise his Option nor shall the Company be obligated to issue any Shares to the Holder if such exercise or issuance shall constitute a violation by the Holder or the Company of any provisions of any such laws, approvals, requirements, or regulations. The Plan shall continue in effect until all matters relating to the payment of Options granted under the Plan and administration of the Plan have been settled.


                                  ARTICLE XIII.

                                     General
                                     -------

         (a) Government and Other Regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (c) Tax Withholding. The employee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or to a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. In connection with such obligation to withhold tax, the Company may defer making delivery of such Stock unless and until indemnified on such withholding liability to its satisfaction.

         (d) Claim to Options and Employment Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary.

         (e) Beneficiaries. Any issuance of shares upon exercise of Options issued under this Plan to be made to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Board. If no such beneficiary has been designated or survives the participant, issuance shall be made to the participant's legal representative. A beneficiary designation may be aged or revoked by a participant at any time provided the change or revocation is filed with the Board. The designation by a married participant of one or more persons other than the participant's spouse must be consented to by the spouse.

         (f) Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bylaws or Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         (g) Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, including the furnishing of information, or failure to act, if in good faith.

         (h) Relationship to Other Benefits. No grant of any Options under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         (i) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         (j) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

         (k) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         (l) Fractional Shares. No fractional Shares shall be issued and the Board shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or rounding down unless otherwise provided in the Plan.

         (m) Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona.

                                                                       EXHIBIT B



                          INTERNATIONAL FIBERCOM, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


                               ARTICLE I - PURPOSE

         1.1 Purpose. The International FiberCom, Inc. Employee Stock Purchase Plan is intended to provide a method whereby employees of International FiberCom, Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                            ARTICLE II - DEFINITIONS

         2.1 Base Pay. "Base Pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

         2.2  Committee.  "Committee"  shall mean the  individuals  described in
Article XI.

         2.3 Employee. "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

         2.4 Subsidiary Corporation. "Subsidiary Corporation" shall mean any present or future corporation which (i) would be a "Subsidiary Corporation" of Company, as that term is defined in Section 424(f) of the Code, and (ii) is designated as a participant in the Plan by the Committee.

                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

         3.1 Initial  Eligibility.  Any Employee who shall have completed ninety
(90) days' employment and shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in offerings under the Plan which commence on or after such ninety day period has concluded.

         3.2 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

         3.3 Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

                  (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

                  (b) which permits his rights to purchase stock under all Employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for the calendar year in which such option is granted.

         3.4 Commencement of Participation. An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a Participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.

                             ARTICLE IV - OFFERINGS

         4.1 Annual Offerings. The Plan will be implemented by annual offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of January in each year, each Offering terminating on December 31 of the same year; provided, however, that each annual Offering may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into two six-month Offerings commencing, respectively, on January 1 and July 1 of such year and terminating on June 30 of such year and December 31 of such year, respectively; and provided further, however, there shall be a short Offering period beginning August 1, 1997 and ending December 31, 1997 ("Short Offering Period").

                         ARTICLE V - PAYROLL DEDUCTIONS

         5.1 Amount of Deduction. At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of from 1% to 15%, in whole percent increments, of his Base Pay in effect at the Offering Commencement Date of such Offering; provided, however, for the Short Offering Period, a participant may elect to have deductions made from his pay on each pay day during the time he is a participant in the Offering at the rate of from 1% to 18% of his Base Pay at the Offering Commencement Date of August 1, 1997. In the case of a part-time hourly Employee, such Employee's Base Pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering.

         5.2 Participant's Account. All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence as provided in Section 5.4 of the Plan or as lump sum payment as provided in Section 5.5.

         5.3 Changes in Payroll Deductions. A participant may discontinue his participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions or lump sum payment pursuant to Section 5.5 for that Offering.

         5.4 Leave of Absence. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 7.2 of the Plan, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) to remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

         5.5 Lump Sum Payment Option. Notwithstanding the foregoing provisions of this Article V, a participant may elect prior to the Offering Commencement Date of any Offering period to pay a fixed sum for shares to be paid as a lump sum payment to be made prior to Offering Termination Date; provided, however, in no event, shall such amount exceed the amount that could be deferred for payment if the maximum rate for payroll deductions were elected by the participant.

                         ARTICLE VI - GRANTING OF OPTION

         6.1 Number of Option Shares. On the Commencement Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the stock of the Company equal to an amount determined as follows: an amount equal to (a) that percentage of the Employee's Base Pay which he has elected to have withheld (but not in any case in excess of 15%, except for the Short Offering Period, in which case not in excess of 18%), multiplied by (b) the Employee's Base Pay during the period of the Offering (c) divided by 85% of the lower of the closing price of the stock of the Company on the applicable Offering Commencement Date or the Offering Termination Date, as provided in
Section 6.2;  provided,  however,  in the case of a lump sum payment pursuant to
Section 5.5, such maximum number of shares shall equal to (a) the total lump sum payment, divided by (b) above. The market value of the Company's stock shall be determined as provided in paragraphs (a) and (b) of Section 6.2 of the Plan below. An Employee's Base Pay during the period of an Offering shall be determined by multiplying, in the case of a one-year Offering, his nominal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular Offering) by 52 or the hourly rate by 2,080 or, in the case of a six-month Offering, by 26 or 1040, or as similarly adjusted for the Short Offering Period commencing July 21, 1997, as the case may be, provided that, in the case of a part-time hourly Employee, the Employee's Base Pay during the period of an Offering shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during such Offering.

         6.2 Option Price. The option price of stock purchased with payroll deductions made during such annual Offering for a participant therein shall be the lower of:

                  (a) 85% of the closing price of the stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System, the NASDAQ SmallCap Market or any national securities exchange; or

                  (b) 85% of the closing price of the stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System, the NASDAQ SmallCap Market or any national securities exchange. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

                        ARTICLE VII - EXERCISE OF OPTION

         7.1 Automatic Exercise. Unless a participant gives written notice to the Company as hereinafter provided, his option for the purpose of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.1 of the Plan), and any excess in his account at that time will be returned to him.

         7.2 Withdrawal of Account. By written notice to the Treasurer of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

         7.3 Fractional Shares. Fractional shares will not be issued under the Plan. Any accumulated payroll deduction which would have been used to purchase fractional shares will be returned to the participant's account promptly following the termination of an Offering, without interest.

         7.4 Transferability of Option. During a participant's lifetime, options held by such Participant shall be exercisable only by that participant.

         7.5 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

                            ARTICLE VIII - WITHDRAWAL

         8.1 In General. As indicated in Section 7.2 of the Plan, a participant may withdraw payroll deductions or lump sum payments credited to his account under the Plan at any time by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions and any lump sum payments credited to his account will be paid to him promptly after receipt of his notice withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat an attempt to borrow by an Employee on the security of his accumulated payroll deductions or lump sum payments as an election to withdraw such deductions.

         8.2 Effect on Subsequent Participation. A participant's withdrawal from any Offering will not have any effect on his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

         8.3 Termination Of Employment. Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions or lump sum payments credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under
Section 12.1 of the Plan.

         8.4 Termination of Employment Due to Death. Upon termination of the participant's employment because of his death, his beneficiary (as defined in Section 12.1 of the Plan) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

                  (a) to withdraw all of the payroll deductions or lump sum payments credited to the participant's account under the Plan, or

                  (b) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions or lump sum payments in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

         In the event that no such written notice of election shall be duly received by the office of the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

         8.5 Leave of Absence. A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 5.4 of the Plan, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A Participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                              ARTICLE IX - INTEREST

         9.1 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant Employee; provided, however, that interest shall be paid on any and all money which is distributed to an Employee or his beneficiary pursuant to the provisions of Sections 7.2, 8.1, 8.3, 8.4 and 10.1 of the Plan. Such distributions shall bear simple interest during the period from the date of withholding or lump sum payments to the date of return at the regular passbook savings account rates per annum in effect at Bank One, Arizona, during the applicable Offering period or, if such rates are not published or otherwise available for such purpose, at the regular passbook savings account rates per annum in effect during such period at another major commercial bank in Phoenix, Arizona selected by the Committee. Where the amount returned represents an excess amount in an Employee's account after such account has been applied to the purchase of stock, the Employee's account shall be deemed to have been applied first toward purchase of stock under the Plan, so that interest shall be paid on the last withholdings during the period which results in the excess amount.

                                ARTICLE X - STOCK

         10.1 Maximum Shares. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 of the Plan shall be 2,000,000 shares to be made available for such Offerings as the Company elects. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in an nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions or lump sum payments credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

         10.2 Participant's Interest in Option Stock. The participant will have no interest in stock covered by his option until such option has been exercised.

         10.3 Registration of Stock. Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Treasurer of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

         10.4 Restrictions on Exercise. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

                  (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

                  (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                           ARTICLE XI - ADMINISTRATION

         11.1 Appointment of Committee. The Plan shall be administered by a Committee appointed by the Board to administer the Plan at any time or from time to time. If the Company has a class of equity securities registered under
Section 12 of the Exchange Act, the Plan shall be administered by a Committee appointed by the Board in accordance with Rule 16b-3 of the Exchange Act ("Rule 16b-3"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a non-Employee Director and (ii) is an "outside director" as that term is used in ss.162(m)(4) of the Code. To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. No member of the Committee shall be eligible to purchase stock under the Plan.

         11.2 Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

         11.3 Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee in accordance with the terms of Section 11.1. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                           ARTICLE XII - MISCELLANEOUS

         12.1 Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he had been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

         12.2 Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.2 of the Plan.

         12.3 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         12.4 Adjustment Upon Changes in Capitalization.

                  (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

                  (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

         12.5 Amendment and Termination. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (a) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.4 of the Plan); (b) amend the requirements as to the class of Employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan; or
(c) materially increase the benefits which may accrue to participants under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such option.

         12.6 Effective Date. The Plan shall become effective as of July 21, 1997, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before July 20, 1998. If the Plan is not so approved, the Plan shall not become effective.

         12.7 No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of employees to purchase any shares under the Plan, or create in any Employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

         12.8 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

         12.9 Governing Law. The law of the State of Arizona will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

PROXY                                                                      PROXY
-----                                                                      -----

                          INTERNATIONAL FIBERCOM, INC.


               THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S
                 BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD JULY 10, 1998


         The undersigned hereby appoints Joseph P. Kealy, Terry W. Beiriger, Jerry A. Kleven and V. Thompson Brown, Jr. and each of them, with full power of substitution, as proxies, to represent the undersigned at the 1998 Annual Meeting of Shareholders of International FiberCom, Inc. ("Company") to be held at the Mesa Hilton Pavilion, 1011 West Holmes Avenue, Mesa, Arizona 85202 on July 10, 1998 at 7:30 a.m., Mountain Standard Time, and at any adjournment thereof, and to vote all shares of the Company's Common Stock standing in the name of the undersigned on the matters set forth below and upon any other matters that may properly come before the meeting or any adjournment thereof as follows:

ITEM NO. 1                 RATIFICATION OF INDEPENDENT ACCOUNTANTS
                           ---------------------------------------

                  ___      VOTE  FOR   RATIFICATION   of  BDO   SEIDMAN  as  the
                           independent public accountants for the Company's fiscal year 1998

                  ___      VOTE AGAINST RATIFICATION

                  ___      ABSTAIN


ITEM NO. 2                 ELECTION OF FIVE DIRECTORS
                           --------------------------

                           Joseph P. Kealy
                           Jerry A. Kleven
                           V. Thompson Brown, Jr.
                           John F. Kealy
                           Richard J. Seminoff

                  ___      VOTE FOR all nominees listed above

                  ___      VOTE FOR all nominees listed above, except
                                                     ___________________________

                  ___      CUMULATIVE VOTES for one or more nominees as follows:

                           Joseph P. Kealy ____________________________________;
                           Jerry A. Kleven ____________________________________;
                           V. Thompson Brown, Jr. _____________________________;
                           John F. Kealy __________________________________; and
                           Richard J. Seminoff ________________________________.

                  ___ WITHHOLD AUTHORITY to vote for all nominees listed above

ITEM NO. 3                 APPROVAL OF THE  AMENDMENT  TO THE 1997 STOCK  OPTION
                           -----------------------------------------------------
                           PLAN
                           ----

                  ___ VOTE FOR approval of the Amendment to the 1997 Stock Option Plan

                  ___ VOTE AGAINST approval of the Amendment to the 1997 Stock Option Plan

                  ___      ABSTAIN

ITEM NO. 4                 APPROVE THE ADOPTION OF THE EMPLOYEE  STOCK  PURCHASE
                           -----------------------------------------------------
                           PLAN
                           ----

                  ___      VOTE FOR adoption of the Employee Stock Purchase Plan

                  ___      VOTE AGAINST  adoption of the employee Stock Purchase
                           Plan

                  ___      ABSTAIN

         The shares represented by this Proxy will be voted at the meeting in accordance with the specifications appearing above. THE SHARES WILL BE VOTED "FOR" ANY PROPOSAL FOR WHICH NO CONTRARY SPECIFICATION IS MADE.


Dated:_____________, 1998               Signed _________________________________

                                               _________________________________
                                                           (Print Name)



Dated:_____________, 1998               Signed _________________________________
                                                        (Co-owner, if any)


                                               _________________________________
                                                           (Print Name)

                                               Please  sign  exactly as the name
                                               appears on the stock certificate.
                                               When    signing   as    attorney,
                                               executor, administrator, trustee,
                                               guardian,  etc.,  give full title
                                               as   such.   If   stock  is  held
                                               jointly,  each joint owner should
                                               sign.

PLEASE DATE, SIGN AND RETURN PROMPTLY
                                       -2-